EXHIBIT 21.1
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                    SUBSIDIARIES OF CONSTELLATION BRANDS, INC.

SUBSIDIARY                                          PLACE OF INCORPORATION
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Canandaigua Wine Company, Inc.                      New York
     Tradenames:
          Bisceglia Brothers Wine Co.
          Batavia Wine Cellars, Inc.
          Bottini Cellars
          Casata Vineyards
          Chateau St. Cyr Cellars
          Kings Wine Co.
          Pastene Wine Cellars
          Pinesbrook Vineyards
          Chapel Hill
          The Idaho Vineyard
          Rock Creek Vineyards
          Ste. Chapelle
          Symms
          Paul Thomas
          Rock Creek
          Sawtooth Winery
          Taste of the West
          Paul Masson
          Great Western
          Almaden Brandies
          Almaden Imports
          Almaden Vineyards
          Arbor Mist Winery
          Ariesse Champagne Cellars
          Belaire Creek Cellars
          Caves Du Domaine
          Chateau LaSalle
          Chase-Limogere
          Cook's Champagne Cellars
          Cribari & Sons
          Cribari Cellars
          Cribari Champagne Cellars
          Cribari Winery
          Deer Valley Vineyards

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          Dunnewood Vineyards
          EC Vineyards
          Galleria Champagne Cellars
          Paul Garrett
          Hartley Cellars
          Inglenook Champagne Cellars
          Inglenook Estate Cellars
          Inglenook - Napa Valley
          Inglenook Vineyard Co.
          Inglenook Vineyards
          Jacques Bonet et Fils
          Charles Le Franc Cellars
          Charles Le Franc Vineyards
          Longhorn Vineyards
          Madera Wineries & Distilleries
          Manischewitz Vineyards
          Motif Champagne Cellars
          Paul Masson Vineyards
          Paul Masson Winery
          Mission Bell Wines
          Navalle Vineyards
          Nectar Valley Vineyards
          Sante Vineyards
          Shewan Jones
          Ste. Chapelle Winery
          St. Regis Vineyards
          T.J. Swann Wines
          Taylor California Cellars
          Via Firenze Vineyards
          Widmer California Vineyards
          Club Import
          K. Cider Co.
          Marcus James
          Marcus James Vineyards
          Medallion Imports
          Medallion Wine Imports
          Mondoro
          California Cellars
          Coastal Vintners
          Cypress Ranch
          Gonzales & Company
          The Great Western Winery
          La Cresta Winery
          Masson Vineyards
          Monterey Wine Cellars
          Paul Masson Champagne Cellars
          Paul Masson Mountain Vineyards
          Paul Masson Pinnacles Vineyards Estate
          Paul Masson Sherry Cellars

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          Paul Masson Vineyards Pinnacles Estate
          Pinnacles Vineyards
          Redwood Hills
          St. Regis
          St. Regis Cellars
          Saint Regis Vineyard
          The San Francisco Wine Merchants
          Summit Marketing Company
          The Taylor Wine Company
          TCC
          The Vintners Estates Company
          Vivante Cellars
          Vintners International
          Vintners International Company
          Almaden
          Bedford Company
          Bon Carafe
          Brickstone Cellars
          Bristol Mountain Vineyards
          Chapelle Import Company
          Chateau Luzerne Vintners Co.
          Chateau Martin Wine Company
          Domaine Vineyards
          Gold Seal Vineyards
          Great Western Winery
          Heritage House Wine Company
          Italian Swiss Colony
          J. Roget Champagne Cellars
          Jacques Bonet & Cie
          K Cider Company
          Knapp Cellars
          Lakeside Vineyards
          Manischewitz Selections
          Manischewitz Wine Company
          Monarch Wine Co.
          Monarch Wine Importers
          Moselweinhaus Import Company
          New York Cellars
          Pol D'Argent Import Company
          R & C Imports
          San Marino Wine Cellars
          Satin Rose Wine Co.
          Skye's Hollow Vineyard
          Steidl Wine Company
          Sun Country Cellars
          Taylor Wine Company
          Upper Bay Wine Cellars
          Vine City Wine Company
          White Rock Products
          Widmer Brickstone Winery

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          Widmer Brickstone Cellars
          Widmer Grape Products Company
          Widmer Vineyards
          Widmer's Champagne Cellars
          Widmer's Wine Cellars
          Wild Punch Co.
          Yanqui Wine Cellars
          Canandaigua Wine Company
          Cresta Blanca Vineyards
          Cresta Blanca Winery
          Dunnewood Vineyards & Winery
          I.V.C. Wineries
          I.V.C. Winery
          Mendocino Canyon
          Mendocino Creek
          Mendocino Ridge
          Mendocino Ridge Winery
          Mendocino Vineyards
          Ukiah Winery
          Via Firenze
          Farallon
          Farallon Cellars
          Farallon Vineyards
          Farallon Winery
          Farallon Winery & Vineyards
          Heritage Village Cellars
          Heritage Vineyards
          Humphrey & Brown International
            Wine Marketers
          La Terre
          La Terre Cellars
          La Terre Vineyards
          La Terre Winery
          Nathanson Creek Cellars
          Nathanson Creek Wine Cellar
          Nathanson Creek Winery
          Sonoma Vendange
          Sonoma Vendange Winery
          Talus
          Talus Cellars
          Talus Vineyards
          Talus Winery
          Turner Road Cellars
          Turner Road Vintners
          Turner Road Wines
          Vendange Wine Cellars
          Woodbridge Vineyards
          Alice White
          AV Winery
          Cascade Ridge
          Columbia
          Columbia Wine & Spirits

          Columbia Wine Cellars
          Covey Run Winery
          Global Wine Marketing
          Millennium
          PT Farms
          Peninsula
          Ravenna
          Shadow Hill
          Shadow Hill Wines
          Paul Thomas Cellars
          Paul Thomas Farms
          Paul Thomas Orchards
          Paul Thomas Vineyards
          Paul Thomas Wine Cellars
          Paul Thomas Winery
          Razz
          Rushcutters Bay Cellars
Canandaigua Limited                                 England and Wales
Roberts Trading Corp.                               New York
Canandaigua B.V.                                    Netherlands
CB International Finance S.A.R.L.                   Luxembourg
Constellation Brands Ireland Limited                Republic of Ireland
Allied Drink Distributors Limited                   Republic of Ireland
Constellation International Holdings Limited        New York
Constellation Wines Japan K.K.                      Japan
Franciscan Vineyards, Inc.                          Delaware
     Tradenames:
          Bernstein Vineyards
          California Coast Winery
          Estancia Vineyards
          Estancia
          Estancia Estates
          FV Reserve
          Franciscan
          Franciscan Estate Wine
          Merchants
          Franciscan Oakville Estate
          Franciscan Winery
          Friars' Table
          Mt. Veeder Winegrowers
          Mt. Veeder Winery
          Nap Val Winery
          Oakville Estate
          Pickle Canyon Vineyards
          Pinnacles Estate
          Pinnacles Vineyard
          Pinnacles Winery
          Redwood Coast Winery
          Stonewall Canyon

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          Stonewall Canyon Cellars
          Stonewall Canyon Creek
          Stonewall Canyon Vineyards
          Stonewall Canyon Winery
          Vina Caliterra
          Caliterra
          Franciscan Estate Selections, Ltd.
          Simi Winery
          Moltepulciano
          Winescapes
          Goldfields
          Simi Winescapes
          Domaine Madeline
          Ravenswood
          Vino Bambino
Allberry, Inc.                                      California
Cloud Peak Corporation                              California
M.J. Lewis Corp.                                    California
Mt. Veeder Corporation                              California
     Tradenames:
          Bernstein Vineyards
          California Coast Winery
          Estancia Vineyards
          Estancia
          Estancia Estates
          FV Reserve
          Franciscan
          Franciscan Estate Wine
          Merchants
          Franciscan Oakville Estate
          Franciscan Winery
          Friars' Table
          Mt. Veeder Winegrowers
          Mt. Veeder Winery
          Nap Val Winery
          Oakville Estate
          Pickle Canyon Vineyards
          Pinnacles Estate
          Pinnacles Vineyard
          Pinnacles Winery
          Redwood Coast Winery
          Stonewall Canyon
          Stonewall Canyon Cellars
          Stonewall Canyon Creek
          Stonewall Canyon Vineyards
          Stonewall Canyon Winery
Barton Incorporated                                 Delaware
Barton Brands, Ltd.                                 Delaware
     Tradenames:
          Barton Brands

          Barton Distilling Co.
          Barton Distilling Company
          Barton Imports
          Black Velvet Distilling Company
          Black Velvet Import Co.
          Boston Distiller
          Colony Distilling Co.
          County Line Distillers
          Famous Imported Brands
          Fleischmann Distilling Co.
          Fleischmann Distilling Company
          Glenmore Distilleries
          Glenmore Distilleries Co.
          J. A. Dougherty's Sons, Co., Distillers
          Jacques Bonet Et Fils
          John McNaughton Co.
          McMaster Import Co.
          McMaster Import Company
          Mr. Boston Distiller
          Old Cummins Distillery
          Old Nelson Distillery
          Paul Masson
          Polynesian Products Co.
          Royal Gate Co.
          Schenley Distillers
          Shewan-Jones
          Williams & Churchill, Ltd.
Barton Beers, Ltd.                                  Maryland
     Tradename:
          Consolidated Pacific Brands
Barton Brands of California, Inc.                   Connecticut
     Tradenames:
          Barton Brands, Ltd.
          Barton Distilling Co.
          Barton Distilling Company
          Barton Imports
          Black Velvet Distilling Company
          Black Velvet Import Co.
          Colony Distilling Co.
          County Line Distillers
          Famous Imported Brands
          Fleischmann Distilling Co.
          Fleischmann Distilling Company
          J. A. Dougherty's Sons, Co. Distillers
          Jacques Bonet Et Fils
          Old Blue Springs Distilling Co.
          Old Nelson Distillery
          Polynesian Products Co.
          Royal Gate Co.
Barton Brands of Georgia, Inc.                      Georgia
     Tradenames:

          Barton Brands, Ltd.
          Barton Distilling Co.
          Barton Distilling Company
          Colony Distilling Co.
          County Line Distillers
          Essex Importers & Distillers, Ltd.
          Fleischmann Distilling Co.
          Fleischmann Distilling Company
          Glenmore Distilleries
          Glenmore Distilleries Co.
          J. A. Dougherty's Sons, Co., Distillers
          Mr. Boston Distiller
          Old Cummins Distillery
          Old Nelson Distillery
          Royal Gate Co.
          Schenley Distillers
Barton Canada, Ltd.                                 Illinois
Barton Distillers Import Corp.                      New York
Barton Financial Corporation                        Delaware
Barton Beers of Wisconsin, Ltd.                     Wisconsin
Monarch Import Company                              Illinois
Schenley Distilleries Inc. / Les
  Distilleries Schenley Inc.                        Canada
Barton Mexico, S.A. de C.V.                         Mexico
Matthew Clark plc                                   England and Wales
Avalon Cellars Limited                              England and Wales
Constellation Wines Europe Limited                  England and Wales
Freetraders Group Limited                           England and Wales
Matthew Clark Wholesale Limited                     England and Wales
Constellation Europe Limited                        England and Wales
The Gaymer Group Europe Limited                     England and Wales
Forth Wines Limited                                 Scotland
CBI Australia Holdings Pty Limited
  (ACN 103 359 299)                                 Australian Capital Territory
Constellation Australia Pty Limited
  (ACN 103 362 232)                                 Australian Capital Territory
Hardy Wine Company Limited
  f/k/a BRL Hardy Limited
  (ACN 008 273 907)                                 South Australia
     Tradenames:
          BRL Hardy Wine Company
          Berri Estates
          Renmano Wines
          Chateau Reynella Wines
          Leasingham Wines
          Stanley Wines
          Thomas Hardy & Sons
          Tallimba Grove Estates
          Lauriston Wines
          H G Brown Wines
          Houghton Wines
          The Houghton Wine Company
          Wildflower Ridge Estate

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          Moondah Brook Wines
          Netley Brook Wines
          Berri Renmano
          Hardy's Tintara Winery
          Hardy's Reynella Winery
          Hardy's Siegersdorf Cellars
          Southern Golden Harvest
          Hardys Wines
          Banrock Station
          Reynella Wines
          Alexandrina Vineyards
          Walter Reynell & Sons
          Rhine Castle Wines
          Banrock Station Wines
          Yarra Burn
          Yarra Burn Vineyards
          Hardys Hunter Ridge Wines
          The Emu Wine Co
          The Federation Wine Company
          Stonehaven Vineyards
          Stonehaven Vineyards Padthaway
          Wigley Reach Vineyard
          Starvedog Lane Wine Company
          Maidenwood Vineyard
          Winebytes
          The Kamberra Wine Company
          Berri Estate Winery
          The Kamberra Meeting Place
          Classic Clare Wines
          Hardys Leasingham Vineyards
          Flirt Wines
          Bay of Fires Wines
          Annabella Wines
          Constellation Wines
          Hardy Wine Company
          Provis Vineyard
          Fork & Knife
          Bankside Wine Cellars
          Adelaide Commercial Wines
          Valencia Vineyards
          Kelly's Revenge
          Ravenswood Vintners
          Lorikeet Wines
          Tintara Winery
Vineyards (Australasia) Pty Ltd                     South Australia
BRL Hardy Finance Pty Ltd
  f/k/a Berri Renmano Wines (Sales) Pty Ltd         South Australia
GSI Holdings Pty Ltd.                               New South Wales
BRL Hardy (USA) Inc.                                Delaware
BRL Hardy Investments (USA) Inc.                    Delaware
Thomas Hardy Hunter River Pty Ltd                   South Australia
The Stanley Wine Company Pty Ltd                    South Australia
Houghton Wines (Western Australia) Pty Ltd          Western Australia
     Tradename:
          Houghton Wines Frankland River Estate
The WA Winegrowers Association Pty Ltd              Western Australia
International Cellars (Aust) Pty Ltd                Australian Capital Territory

Walter Reynell & Sons Wines Pty Ltd                 South Australia
BRL Hardy (Investments) Limited                     England and Wales
Constellation Wines Canada Limited                  Canada
Nobilo Holdings                                     New Zealand
Nobilo Wine Group Limited                           New Zealand
Nobilo Vintners Limited                             New Zealand
Valleyfield Vineyard Partnership                    New Zealand
Mohaka Vineyard Partnership                         New Zealand
Selaks Wines Limited                                New Zealand
National Liquor Distributors Limited                New Zealand
Pacific Wine Partners LLC                           New York
     Tradenames:
          Alice White
          Alice White Vineyards
          Alice White Winery
          Blackstone Cellars
          Blackstone Winery
          California Cellars
          Coastal Vintners
          Deer Valley Vineyards
          Dunnewood Vineyards
          Dunnewood Vineyards & Winery
          Estancia Estates
          Farallon Cellars
          Farallon Vineyards
          Marcus James Vineyards
          Masson Vineyards
          Monterey Wine Cellars
          Mystic Cliffs
          Mystic Cliffs Vineyards
          Nectar Valley Winery
          Paul Masson
          Paul Masson Vineyards
          Paul Masson Winery
          Redwood Hills
          Riverland Vineyards
          Saint Regis Vineyards
          Seventh Moon
          Seventh Moon Wines
          St. Regis
          St. Regis Vineyards
          Taylor California Cellars
          The Great Western Winery
          The Taylor Wine Company
          International Cellars

In addition to the tradenames listed above, which are used by subsidiaries of the registrant, the registrant uses the following tradenames:

          Canandaigua Wine Company
          Arbor Mist Winery

          Aurora Valley Vineyards
          Bisceglia Brothers Wine Co.
          Bristol Hills Wine Company
          Canandaigua Champagne Cellars
          Canandaigua Industries Co.
          Carolina Wine Co.
          Casata Vineyards
          Caves du Domaine
          Chapelle Import Company
          Charles Jacquin Vineyards Co.
          Chateau Donay Wine Cellars
          Chateau Luzerne Vintners Co.
          Chateau Martin Company
          Chelsea Wine Company
          Cisco Wine Company
          Classic Marketing Co.
          Cook's Champagne Cellars
          Cook's Sparkling Wine Cellars
          Cribari & Sons
          Cribari Cellars
          Cribari Champagne Cellars
          Cribary Winery
          Crystal Wine Cellars
          Dixie Wine Company
          Dunnewood Vineyards & Winery
          Eastern Wine Company
          F. Heinrich Wine Cellars
          Finger Lakes Wine Company
          Gay Page Wine Cellars
          Global Wine Co.
          Gold Seal Vineyards
          Golden Age Wine Cellars
          Great Western Winery
          Guild Wineries & Distilleries
          Hammondsport Wine Company
          Italian Swiss Colony
          J. Roget Champagne Cellars
          Jacques Bonet & Cie
          K Cider Company
          K.C. Arey & Co.
          King Solomon Wine Co.
          Kings Wine Co.
          La Domaine
          La Petite Wine Cellars
          Lake Island Champagne Cellars
          Manischewitz Wine Company
          Margo Vintners
          Marvino Wine Company
          Masada Wine Company
          Medallion Wine Imports
          Melody Hill Vintners

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          Monarch Wine Co.
          Monarch Wine Imports
          Mondoro
          Monte Carlo Champagne Cellars
          Moselweinhaus Import Company
          Mother Vineyard Wine Co.
          Moulin Rouge Champagne Cellars
          M-R Champagne Co.
          New York State Wine Company
          Old Rabbinical Bottling Co.
          Paul Garrett
          Paul Masson Winery
          Pol D'Argent Import Company
          Premium Champagne Company
          Reserve Du Domaine Vineyard
          Richards Champagne Cellars
          Richards Fils Et Cie Vintners
          Richards Wine Company
          Satin Rose Wine Co.
          Southland Wine Co.
          Sun Country Cellars
          Taylor California Cellars
          Taylor Wine Company
          The California Cellars of Chase-Limogere
          The Great Western Winery
          The Taylor Wine Company
          Tiger Wine Company
          Upper Bay Wine Cellars
          Vine Valley Winery
          Vineyard to Wine Cellars
          Virginia Dare Wine Company
          Wheeler Wine Cellars
          Widmer's Wine Cellars
          Wild Irish Rose Wine Company
          Wilen Brothers Co.
          Wilen Wine Co.
          Winedale Vineyards
          Channing's Perfect Mixer
          On The Town
          Ricky Quinn's
          DNA ENTERPRISES
          CDB Travel

Notes:

The names of certain subsidiaries are omitted from the above schedule because such subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

The tradenames referenced in the above schedule may or may not be names registered with a governmental authority.